                                                                    Exhibit 99.1




                                  NEWS RELEASE


FOR IMMEDIATE RELEASE:             FOR MORE INFORMATION,
OCTOBER 16, 2002                   CONTACT:   ROBERT L. SCHUMACHER
                                              AT (276) 326-9000

                FIRST COMMUNITY BANCSHARES, INC. (FCBC) ANNOUNCES
                     RECORD THIRD QUARTER OPERATING RESULTS


         First Community Bancshares, Inc. (Nasdaq: FCBC; www.fcbinc.com) today reported earnings of $6.4 million for the Third Quarter of 2002, or $0.65 earnings per basic and diluted share. This represents a $1.4 million improvement compared to results for the Third Quarter of 2001 of $5.0 million. Third Quarter 2002 net income improved by 29% quarter to quarter over the comparable amount reported in 2001. The Company also saw improvement of 30% in basic and diluted earnings per share for the Third Quarter of 2002 compared to the same quarter in 2001. Return on average equity increased to 17.26% in the Third Quarter of 2002 compared to 15.21% for the same quarter last year. In addition, return on average assets increased to 1.74% in the Third Quarter of 2002 compared to 1.53% for the comparable period in 2001.

         Net interest income for the Third Quarter improved by $3.2 million, largely due to the Company's management of its net interest margin through downward repricing of the deposit base during the current rate environment, which has helped to offset the declining yield on interest earning assets. This caused net interest margin to increase to 4.78% for the nine months ended September 30, 2002 compared to 4.56% for the nine months ended September 30, 2001. This improvement was offset, in part, by an increase in non-interest expenses of $782,000, the majority of which consisted of a $507,000 increase in salaries and employee benefits largely associated with the four Virginia branches acquired late in the fourth quarter of 2001.

           Net Income for the nine months ended September 30, 2002 was $18.5 million, versus $14.1 million for the nine months ended September 30, 2001, an improvement of $4.4 million or 32%. This improvement in Net Income is due to an $8.7 million or 23% increase in net interest income associated with a $197 million increase in average earning assets since September 30, 2001.

         Also contributing to results for the first nine months of 2002 were increases in service charges on deposit accounts, which improved by $810,000 or 19% compared to the first three quarters of 2001, and an increase of $527,000 in mortgage banking income compared to the same nine months last year. The improved financial performance of the Company translates into an increase of $0.45 in basic and diluted earnings per share for the first nine months of 2002 compared to the same nine month period last year. Return on average equity for the first nine months of this year was 17.44% compared to 14.78% for the first three quarters last year. Return on average assets also improved to 1.69% compared to 1.49% for the first nine months in 2001.

         Despite the continuing slower economy, FCBC's asset quality ratios remain sound. The ratio of non-performing assets to total assets stood at 0.56% at the end of the Third Quarter of 2002, compared to 0.77% at the end of the Third Quarter last year. Loans past due 90 days stood at 0.04%, while non-accruing loans totaled 0.54% as a percentage of total loans at September 30, 2002. The coverage ratio (loan loss reserve divided by total non-performing loans) at the end of the Third Quarter of 2002 was 262.98% compared to 190.13% at the end of the Third Quarter of 2001.

         Total assets for the Company at September 30, 2002 stood at $1.48 billion. Growth was realized in retail customer deposits, which increased by $27 million since the previous year end. Total equity for the Company increased to just under $150 million, bringing book value per common share outstanding to $15.10, up from $13.39 at year end 2001. The market value of the Company's common stock was $29.46 at September 30, 2002 compared to $26.79 at December 31, 2001.

         First Community is a $1.48 billion bank holding company with headquarters in Bluefield, Virginia. The Company, through its wholly-owned subsidiary First Community Bank, N. A., operates 38 branches throughout Virginia, West Virginia and North Carolina. First Community Bank, N. A. also owns United First Mortgage, Inc. based in Richmond, Virginia, which operates 11 offices from Virginia Beach to Harrisonburg, Virginia. The Company is also pleased to announce the opening of its Bluefield, Virginia location in early November.

         First Community Bancshares, Inc. common stock is traded on the Nasdaq SmallCap market under the symbol "FCBC." The Company is also included in the both the Russell 2000 and Russell 3000 Indices. The next earnings release for the Company is expected to be on or about January 24, 2003.


                                      *****

                                   DISCLAIMER


            This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: the timely development, production and acceptance of new products and services and their feature sets; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME
---------------------------------------------------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)(Unaudited)                                      Nine Months
                                                                                                 Ended
                                                                                              September 30
                                                                                    ---------------------------------
                                                                                          2002               2001
                                                                                    ---------------------------------
INTEREST        Interest and fees on loans held for investment                        $    54,646         $   54,619
INCOME          Interest and fees on loans held for sale                                    2,521              2,110
                Interest on securities-taxable                                             10,235              7,467
                Interest on securities-nontaxable                                           5,101              4,484
                Interest on federal funds sold and deposits                                   170                746
---------------------------------------------------------------------------------------------------------------------
                              TOTAL INTEREST INCOME                                        72,673             69,426
=====================================================================================================================
INTEREST        Interest on deposits                                                       19,603             24,586
EXPENSE         Interest on borrowings                                                      7,414              7,862
---------------------------------------------------------------------------------------------------------------------
                              TOTAL INTEREST EXPENSE                                       27,017             32,448
=====================================================================================================================
                              NET INTEREST INCOME                                          45,656             36,978
                Provision for loan losses                                                   3,261              3,014
---------------------------------------------------------------------------------------------------------------------
                              NET INTEREST INCOME AFTER PROVISION FOR
                              LOAN LOSSES                                                  42,395             33,964
---------------------------------------------------------------------------------------------------------------------
NON-INTEREST    Fiduciary income                                                            1,287              1,380
INCOME          Service charges on deposit accounts                                         5,135              4,325
                Other service charges, commissions and fees                                 1,009              1,008
                Mortgage banking income                                                     7,594              7,067
                Other operating income                                                        582                730
                Gain on sale of securities                                                    208                197
---------------------------------------------------------------------------------------------------------------------
                              TOTAL NON-INTEREST INCOME                                    15,815             14,707
=====================================================================================================================
NON-INTEREST    Salaries and employee benefits                                             17,295             14,904
EXPENSE         Occupancy expense of bank premises                                          2,160              2,005
                Furniture and equipment expense                                             1,594              1,362
                Amortization of intangible assets                                             875              1,687
                Other operating expense                                                    10,077              8,326
---------------------------------------------------------------------------------------------------------------------
                              TOTAL NON-INTEREST EXPENSE                                   32,001             28,284
=====================================================================================================================
                Income before income taxes                                                 26,209             20,387
                Income tax expense                                                          7,692              6,322
---------------------------------------------------------------------------------------------------------------------
                              NET INCOME (1)                                               18,517             14,065
=====================================================================================================================

=====================================================================================================================
                BASIC AND DILUTED EARNINGS PER COMMON SHARE (EPS) (1)                 $      1.86         $     1.41
                Weighted Average Shares Outstanding:
                   Basic                                                                9,935,464          9,945,772
                   Diluted                                                              9,982,611          9,977,277

                For the year:
                     Return on average equity                                              17.44%             14.78%
                     Return on average assets                                               1.69%              1.49%
                     Cash dividends per share                                         $      0.75         $     0.63
                At period end:
                     Book value per share                                             $     15.10         $    13.33
                     Average bid and ask                                              $     29.33         $    28.82
=====================================================================================================================

(1) Effective January 1, 2002, FCBC ceased amortization of certain goodwill in accordance with FASB Statement 142. An adjustment of $1,076 would be necessary to conform the prior period amount to current year presentation resulting in an adjusted net income and earnings per share for the corresponding period in 2001 of $15,141 and $1.52, respectivley.

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)(Unaudited)
                                                                                           SEPTEMBER 30,         DECEMBER 31,
                                                                                               2002                 2001
                                                                                        -----------------    -----------------
ASSETS             Cash and due from banks                                                   $    30,331          $    47,566
                   Interest-bearing balances with banks                                           20,246                  249
                   Securities available for sale (amortized cost of $322,938
                       September 30, 2002; $352,759, December 31, 2001)                          334,408              354,007
                   Investment securities held to maturity (market value of $42,938
                       September 30, 2002; $43,393, December 31, 2001)                            40,211               41,884
                   Fed Funds Sold                                                                     75                    -
                   Loans held for sale                                                            68,821               65,532
                   Loans held for investment, net of unearned income                             926,400              904,496
                       Less reserve for loan losses                                               14,080               13,952
------------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                     912,320              890,544
                   Premises and equipment                                                         23,632               21,713
                   Other real estate owned                                                         2,668                3,029
                   Interest receivable                                                             8,340                8,765
                   Other assets                                                                   16,843               18,468
                   Intangible assets                                                              26,012               26,478
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                  $ 1,483,907          $ 1,478,235
==============================================================================================================================
LIABILITIES        Deposits:
                       Demand                                                                $   161,249          $   161,346
                       Interest-bearing demand                                                   185,866              183,685
                       Savings                                                                   179,888              142,839
                       Time                                                                      578,223              590,390
------------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                       1,105,226            1,078,260
                   Interest, taxes and other liabilities                                          13,928               15,852
                   Fed Funds Purchased                                                                 -               26,500
                   Securities sold under agreements to repurchase                                 94,964               79,262
                   FHLB and other indebtedness                                                   120,053              145,320
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                               1,334,171            1,345,194
------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Common stock, $1 par value; 15,000,000 shares authorized in 2002
EQUITY                and 2001, respectively; 9,956,714 issued in 2002 and 9,955,425 issued in 2001; and 9,918,482 and 9,936,442 outstanding in
                      2002 and 2001, respectively                                                  9,957                9,955
                   Additional paid-in capital                                                     58,642               60,189
                   Retained earnings                                                              75,353               62,566
                   Treasury stock, at cost                                                        (1,098)                (424)
                   Accumulated other comprehensive income                                          6,882                  755
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                        149,736              133,041
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                          $ 1,483,907          $ 1,478,235
==============================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY                                                    AS OF AND FOR THE QUARTER ENDED
INCOME STATEMENTS                                                SEPTEMBER 30,  JUNE 30,     MARCH 31,   DECEMBER 31, SEPTEMBER 30,
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)                          2002         2002        2002         2001          2001
                                                                 ------------------------------------------------------------------

INTEREST   Interest and fees on loans held for investment        $    18,597    $ 18,013      $ 18,036      $ 17,963      $ 18,228
INCOME     Interest and fees on loans held for sale                      851         826           844           846           763
           Interest on securities-taxable                              3,236       3,621         3,378         2,792         2,596
           Interest on securities-nontaxable                           1,679       1,680         1,742         1,706         1,634
           Interest on federal funds sold and deposits                    88          39            43            96           169
                                                                 ------------------------------------------------------------------
                         TOTAL INTEREST INCOME                        24,451      24,179        24,043        23,403        23,390
                                                                 ------------------------------------------------------------------
INTEREST   Interest on deposits                                        6,206       6,404         6,993         7,298         7,879
EXPENSE    Interest on borrowings                                      2,234       2,603         2,577         2,663         2,701
                                                                 ------------------------------------------------------------------
                         TOTAL INTEREST EXPENSE                        8,440       9,007         9,570         9,961        10,580
                                                                 ------------------------------------------------------------------
                         NET INTEREST INCOME                          16,011      15,172        14,473        13,442        12,810
           Provision for loan losses                                   1,302       1,022           937         2,120         1,282
                                                                 ------------------------------------------------------------------
                         NET INTEREST INCOME AFTER PROVISION
                         FOR LOAN LOSSES                              14,709      14,150        13,536        11,322        11,528
                                                                 ------------------------------------------------------------------
NON-INT    Fiduciary income                                              443         501           343           435           470
INCOME     Service charges on deposit accounts                         1,866       1,806         1,463         1,641         1,517
           Other service charges, commissions and fees                   328         355           326           427           332
           Mortgage banking income                                     2,238       2,107         3,249         2,515         2,778
           Other operating income                                        100         186           296           566           236
           Gain (loss) on Sale of Securities                              22           9           177           (16)          153
                                                                 ------------------------------------------------------------------
                         TOTAL NON-INTEREST INCOME                      4,997       4,964         5,854         5,568         5,486
                                                                 ------------------------------------------------------------------
NON-INT    Salaries and employee benefits                              5,746       5,746         5,803         4,926         5,239
EXPENSE    Occupancy expense of bank premises                            738         679           743           610           668
           Furniture and equipment expense                               529         562           503           452           403
           Goodwill amortization                                         295         293           287           598           568
           Other operating expense                                     3,177       3,399         3,501         3,155         2,825
                                                                 ------------------------------------------------------------------
                         TOTAL NON-INTEREST EXPENSE                   10,485      10,679        10,837         9,741         9,703
                                                                 ------------------------------------------------------------------
           Income before income taxes                                  9,221       8,435         8,553         7,149         7,311
           Income tax expense                                          2,778       2,539         2,375         2,080         2,311
                                                                 ------------------------------------------------------------------
                         NET INCOME                                    6,443       5,896         6,178         5,069         5,000
                         FAS 142 GOODWILL ADJUSTMENT                       0           0             0           371           361
                         ADJUSTED NET INCOME                     $     6,443     $ 5,896       $ 6,178       $ 5,440       $ 5,361
           Taxable Equivalent Net Interest Income                $    16,963    $ 16,123      $ 15,458      $ 14,410      $ 13,747
PER        Basic and diluted earnings per common share (EPS)     $      0.65      $ 0.59        $ 0.62        $ 0.51        $ 0.50
SHARE      EPS adjusted for FAS 142 (1)                          $      0.65      $ 0.59        $ 0.62        $ 0.55        $ 0.54
DATA       Cash dividends per share                              $      0.25      $ 0.25        $ 0.25        $ 0.26        $ 0.21
           Weighted Average Shares Outstanding:
           Basic                                                   9,928,069   9,945,158     9,933,222     9,939,974     9,943,522
           Diluted                                                 9,978,136   9,993,812     9,977,531     9,991,895    10,003,547
           Actual shares oustanding at period end                  9,918,482   9,925,982     9,950,982     9,936,442     9,942,602
           Book Value per share at period end                    $     15.10     $ 14.50       $ 13.67       $ 13.39       $ 13.33
           Average Bid and Ask per share at period end           $     29.33     $ 33.00       $ 30.26       $ 26.95       $ 28.82
RATIOS     Return on average assets                                    1.74%       1.62%         1.72%         1.47%         1.53%
           Return on average equity                                   17.26%      16.84%        18.26%        14.89%        15.21%
           Net yield on earning assets                                 4.93%       4.77%         4.64%         4.52%         4.60%
           Efficiency Ratio at end of period                          48.09%      48.99%        47.14%        47.81%        48.71%
           Equity as a percent of total assets at end of period       10.09%       9.89%         9.27%         9.00%        10.07%
           Average earning assets as a percentage of
                average total assets                                  92.82%      92.64%        92.77%        92.69%        92.46%
           Average loans (not including loans held for sale)
                   as a percentage of average deposits                99.24%      98.99%        84.78%        88.27%        90.39%
QTD        Average Loans (Not including Loans Held for Sale)     $   929,494   $ 917,319     $ 914,749     $ 876,744     $ 850,759
AVERAGES   Average Earning Assets                                $ 1,364,045 $ 1,355,841   $ 1,351,598   $ 1,265,381   $ 1,197,447
           Average Total Assets                                  $ 1,469,609 $ 1,463,573   $ 1,456,863   $ 1,365,173   $ 1,295,051
           Average Interest-bearing deposits                     $   936,578   $ 926,649   $ 1,079,022     $ 993,252     $ 941,190
           Average Equity                                        $   148,124   $ 140,408     $ 137,184     $ 135,114     $ 130,437


           (1) Effective January 1, 2002, FCBC ceased certain amortization of goodwill in accordance with FASB Statement No. 142. This adjustment conforms prior period amounts with current year presentation.

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
BALANCE SHEETS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                             SEPTEMBER30,     JUNE 30,     MARCH 31,     DECEMBER 31,  SEPTEMBER 30,
                                                                 2002           2002          2002          2001           2001
                                                            -----------------------------------------------------------------------
Cash and due from banks                                     $    30,331    $    31,448    $    28,547    $    47,566    $    35,275
Interest-bearing balances with banks                             20,246            255            830            249         15,018
Securities available for sale                                   334,408        338,572        368,526        354,007        261,409
Investment securities held to maturity                           40,211         41,327         41,446         41,884         42,001
Federal funds sold                                                   75
Loans held for sale                                              68,821         52,095         47,596         65,532         40,759
Loans held for investment, net of unearned income               926,400        928,541        911,746        904,496        862,689
    Less allowance for loan losses                               14,080         14,194         14,271         13,952         12,889
                                                            -----------------------------------------------------------------------
Net loans                                                       912,320        914,347        897,475        890,544        849,800
Premises and equipment                                           23,632         22,314         21,927         21,713         19,452
Other real estate owned                                           2,668          2,452          2,538          3,029          2,595
Interest receivable                                               8,340          8,330          9,139          8,765          8,746
Other assets                                                     16,843         18,348         23,459         18,468         18,199
Intangible assets                                                26,012         25,846         26,125         26,478         22,521
                                                            -----------------------------------------------------------------------
            TOTAL ASSETS                                    $ 1,483,907    $ 1,455,334    $ 1,467,608    $ 1,478,235    $ 1,315,775
                                                            =======================================================================
Deposits:
    Demand                                                  $   161,249    $   156,820    $   152,980    $   161,346    $   140,754
    Interest-bearing demand                                     185,866        180,585        191,284        183,685        145,927
    Savings                                                     179,888        175,431        160,544        142,839        131,306
    Time                                                        578,223        568,679        577,398        590,390        535,700
                                                            -----------------------------------------------------------------------
       Total Deposits                                         1,105,226      1,081,515      1,082,206      1,078,260        953,687
Interest, taxes and other liabilities                            13,928         13,704         16,135         15,852         15,760
Federal funds purchased                                            --            8,950          4,560         26,500           --
Securities sold under agreements to repurchase                   94,964         83,015         79,238         79,262         66,126
FHLB and other indebtedness                                     120,053        124,266        149,467        145,320        147,730
                                                            -----------------------------------------------------------------------
            TOTAL LIABILITIES                                 1,334,171      1,311,450      1,331,606      1,345,194      1,183,303
                                                            -----------------------------------------------------------------------

Common stock, $1 par value                                        9,957          9,957          9,957          9,052          9,052
Additional paid-in capital                                       58,642         58,600         58,600         35,302         35,302
Retained earnings                                                75,353         71,394         67,981         88,356         85,910
Treasury stock, at cost                                          (1,098)          (870)          (167)          (424)          (276)
Accumulated other comprehensive income (loss)                     6,882          4,803           (369)           755          2,484
                                                            -----------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                          149,736        143,884        136,002        133,041        132,472
                                                            -----------------------------------------------------------------------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                            $ 1,483,907    $ 1,455,334    $ 1,467,608    $ 1,478,235    $ 1,315,775
                                                            =======================================================================

FIRST COMMUNITY BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION
(Dollars  in Thousands)

                                                                                 AS OF AND FOR THE QUARTER ENDED

                                                              SEPTEMBER 30,   JUNE 30,     MARCH 31,    DECEMBER 31,  SEPTEMBER 30,
                                                                  2002          2002          2002          2001           2001
                                                            -----------------------------------------------------------------------

ASSET QUALITY ANALYSIS:
Allowance for Loan  Losses:
Beginning balance                                           $    14,194    $    14,271    $    13,952    $    12,889    $    12,688
Provision                                                         1,302          1,022            937          2,120          1,282
   Acquisiton balance                                              --             --             --              484           --
   Charge-offs                                                   (1,593)        (1,243)          (820)        (1,781)        (1,193)
   Recoveries                                                       177            144            202            240            112
                                                            -----------------------------------------------------------------------
  Net charge-offs                                                (1,416)        (1,099)          (618)        (1,541)        (1,081)
      Ending balance                                        $    14,080    $    14,194    $    14,271    $    13,952    $    12,889
                                                            =======================================================================

NONPERFORMING ASSETS:
Nonaccrual loans                                            $     4,987    $     4,131    $     4,644    $     3,633    $     5,361
Foreclosed real estate                                            2,668          2,452          2,538          3,029          2,595
Repossessions                                                       341            436            495            599            620
Loans 90 days or more past due & still accruing                     367            254            192          1,351          1,418
                                                            -----------------------------------------------------------------------
Nonperforming assets                                        $     8,363    $     7,273    $     7,869    $     8,612    $     9,994
                                                            =======================================================================

Loans 90 days or more past due & still accruing
  as a percentage of  loans held for investment                    0.04%          0.03%          0.02%          0.15%          0.16%

ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of  loans held for investment                         0.54%          0.44%          0.51%          0.40%          0.62%
Nonperforming assets as a percentage of:
  Total assets                                                     0.56%          0.50%          0.54%          0.58%          0.77%
  Loans held for investment plus foreclosed property               0.90%          0.78%          0.86%          0.95%          1.15%
Net charge-offs as a % of average loans held for investment        0.15%          0.12%          0.07%          0.18%          0.13%
Allowance for loan & lease losses as a percentage of loans
  held for investment                                              1.52%          1.53%          1.57%          1.54%          1.49%
Ratio of allowance for loans losses to:
  Nonaccrual loans                                                 2.82           3.44           3.07           3.84           2.40

Restructured loans performing according to modified terms   $       347    $       440    $       354    $       449    $       443

MORTGAGE SUBSIDIARY SUPPLEMENTAL INFORMATION:

End of period:
Fee Income                                                  $     2,464    $     1,669
Gain on sale of loans, net of hedge activity                $     5,131    $     3,687
Option adjusted mortgage loan commitments outstanding       $   155,442    $    74,367
Year to date loan production                                $   537,668    $   329,367
Number of employees                                                 110            106
